UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)       June 7, 2007

INSPIRE PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

     Delaware                                    000-31135                            04-3209022
(State or Other Jurisdiction                   (Commission                                  (IRS Employer
           of Incorporation)                            File Number)                              Identification No.)

4222 Emperor Boulevard, Suite 200, Durham, North Carolina            27703-8466
(Address of Principal Executive Offices)                                                     (Zip Code)

Registrant's telephone number, including area code          (919) 941-9777

____________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2007, the Board of Directors of the Company adopted an Executive Officer Annual Cash Bonus Plan (the "Bonus Plan"). The Bonus Plan, which is effective as of June 7, 2007, is applicable to all Section 16 officers of the Company (the "Participants").

Under the Bonus Plan, each Participant will have a target incentive level established for their position, which is based on a percentage of the Participant's eligible earnings for the applicable year. The target incentive level for the Chief Executive Officer, executive vice presidents, and senior vice presidents is sixty percent (60%), fifty percent (50%), and forty percent (40%), respectively, of their eligible earnings. Eligible earnings under the Bonus Plan are defined as a Participant's annual base salary as of December 31 of the applicable year, as adjusted for any portion of the year in which the Participant was not eligible. The maximum bonus for each Participant is one hundred fifty percent (150%) of their respective target and the minimum bonus, or threshold, for each Participant is zero. Bonuses under the Bonus Plan will be determined by the Compensation Committee of the Board of Directors of the Company based upon corporate performance goals and individual performance. Generally, in evaluating actual annual bonus payments to Participants under the Bonus Plan, the Company's performance in relation to the corporate performance goals will be the basis for eighty percent (80%) of a Participant's annual bonus and a Participant's individual performance will serve as the basis for the remaining twenty percent (20%) of his or her annual bonus.

The Bonus Plan, as adopted, is attached as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

(d)      Exhibits

No.               Description

10.1              Executive Officer Annual Cash Bonus Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                         Inspire Pharmaceuticals, Inc.

                                                                         By: /s/ Christy L. Shaffer
                                                                               Christy L. Shaffer,
                                                                               President and Chief Executive Officer

Dated: June 13, 2007

EXHIBIT INDEX

No.                 Description

10.1                Executive Officer Annual Cash Bonus Plan